Exhibit 99.2

THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER'S ANNUAL REPORT ON FORM 10-KSB/A AND IS NOT FILED, AS PROVIDED IN SEC RELEASE NOS. 33-8212, 34-47551 AND IC-25967, DATED MARCH 21, 2003.


          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


In connection with the Annual Report of BrandPartners Group, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             By: /s/  Sharon Burd
                                                 ----------------------------
                                                 Sharon Burd
                                                 Chief Financial Officer

                                                 April 30, 2003


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE ISSUER AND WILL BE RETAINED BY THE ISSUER AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.